UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A


                             AMENDED CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 20, 2002


                        Commission File Number 001-10304

                                CONDOR GOLD CORP.
                                -----------------
                      (Formerly Ripped Canada Artists Inc.)


                                     ONTARIO



                           390 BAY STREET, SUITE 1620
                            TORONTO, ONTARIO, CANADA
                                     M5H 2Y2


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 416.368.6161

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements in relation to the acquisition by Condor Gold Corp. (the "Corporation") of Northville Gold Corp. ("Northville") required by this item in relation to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2002 are attached hereto as
Exhibit 99.1:

(a) audited financial statements of Northville for the financial year end November 30, 2000 and the financial year end November 30, 2001 together with the auditors report thereon;

(b) unaudited financial statements of Northville for nine month period ended August 31, 2002; and

(c) pro-forma consolidated financial statements of Condor Gold Corp. as of September 20, 2002 after giving effect to the acquisition of Northville.

Attached hereto as Exhibit 99.2 is the certification of Alexander Stewart, Chief Executive Officer of the Corporation pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

Attached hereto as Exhibit 99.3 is the certification of Stephen Stewart, Treasurer of the Corporation pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002.



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   December 5th, 2002                    Signed:  /s/ Alexander Stewart
                                                      -------------------------
                                               Title:   Chief Executive Officer

                              NORTHVILLE GOLD CORP

                              FINANCIAL STATEMENTS

                        YEAR ENDED NOVEMBER 30, 2001 AND
                           PERIOD ENDED NOVEMBER 2000






                                    CONTENTS

    Auditors' Report                                                       1

    Balance Sheet                                                          2

    Statement of Operations                                                3

    Statement of Cash Flows                                                4

    Notes to Financial Statements                                          5 - 7

                                AUDITORS' REPORT


To the Shareholders of
Northville Gold Corp


     We have audited the accompanying balance sheet of Northville Gold Corp as at November 30, 2001 and 2000 and the related statements of operations and cash flows for the year and period then ended, respectively. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, these financial statements referred to above present fairly, in all material respects, the financial position of Northville Gold Corp as at November 30, 2001 and 2000 and the results of its operations and its cash flows for the year and period respectively then ended in conformity with accounting principles generally accepted in the United States of America.





                                                       "SF PARTNERSHIP, LLP"




Toronto, Canada                                        CHARTERED ACCOUNTANTS
December 3, 2002

NORTHVILLE GOLD CORP
Incorporated under the Business Corporations Act (Ontario)
Balance Sheet
(Stated in Canadian Dollars)
As at November 30, 2001 and 2000


                                                      2001              2000

                                     ASSETS

    Current
        Cash                                     $   136,050     $        50

    Properties (note 3)                             1,660,000           --
                                                  -----------    -----------


                                                  $ 1,796,050    $        50
                                                  -----------    -----------


                                   LIABILITIES

    Current
        Accounts payable
                                                  $     8,000    $      --
        Advances from shareholders (note 4)                50             49
        Notes payable                                 105,000           --
                                                  -----------    -----------


                                                      113,050             49

    Notes Payable, Long-term                          120,000           --
                                                  -----------    -----------


                                                      233,050             49
                                                  -----------    -----------


    STOCKHOLDERS' EQUITY

    Common Stock (note 5)                           2,047,287              1

    Accumulated Deficit                              (484,287)          --
                                                  -----------    -----------


                                                    1,563,000              1
                                                  -----------    -----------

                                                  $ 1,796,050    $        50
                                                  -----------    -----------



APPROVED ON BEHALF OF THE BOARD

                  "ALEX STEWART"                      "STEPHEN STEWART"


                     Director                             Director

NORTHVILLE GOLD CORP
Statement of Operations
(Stated in Canadian Dollars)
Year Ended November 30, 2001 and Period Ended November 30, 2000





                                                          2001            2000

    Revenue                                            $      --       $ --
                                                      ------------     --------


    Expenses
        Exploration                                        364,324       --
        Management fees                                     65,000       --
        Consulting fees                                     50,500       --
        Miscellaneous                                        4,267       --
        General and administrative                             196       --
                                                      ------------     --------

    Total Expenses                                         484,287       --
                                                      ------------     --------


    Net and Comprehensive Losses                       $  (484,287)    $ --
                                                      ============     ========




    Basic Earnings(Losses) Per Share                   $     (0.05)    $   0.00
                                                      ============     ========


    Basic Weighted Average Shares Outstanding            9,749,455         1
                                                      ============     ========

NORTHVILLE GOLD CORP
Statement of Cash Flows
(Stated in Canadian Dollars)
Year Ended November 30, 2001  and Period Ended November 30, 2000




                                                       2001         2000

    Cash Flows from Operating Activities
        Net loss                                  $  (484,287)   $      --
        Changes in non-cash working capital
          Accounts payable                              8,000           --
                                                  -----------    -----------


                                                     (476,287)          --
                                                  -----------    -----------


    Cash Flows from Investing Activities
        Investment in mining properties            (1,075,500)          --
                                                  -----------    -----------


    Cash Flows from Financing Activities
        Advances from related party                         1             49
        Issue of common shares                      1,462,786              1
        Notes payable                                 225,000           --
                                                  -----------    -----------


                                                    1,687,787             50
                                                  -----------    -----------


    Net Increase in Cash                              136,000             50

    Cash - beginning of  year                              50           --
                                                  -----------    -----------


    Cash - end of year                            $   136,050    $        50
                                                  ===========    ===========

NORTHVILLE GOLD CORP
Notes to Financial Statements
(Stated in Canadian Dollars)
November 30, 2001




1.   Nature of Business

     Northville Gold Corp (herein the "Company") was duly incorporated in the province of Ontario on June 26, 2000, under the Business Corporations Act (Ontario). The company is engaged in the exploration and development of gold properties.


2.   Summary of Significant Accounting Policies

     a)   Basis of Presentation

          These financial statements have been prepared in accordance with United States of America generally accepted accounting principles with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business.

          The Company has suffered operating losses during the current year and has a negative working capital and a net capital deficiency that raises doubt as to its ability to continue as a going concern. Management expects that the Company will be in a position to obtain the working capital financing required to support its business operations. The Company's continued existence as a going concern is dependent upon its ability to attain and maintain profitable operations and to obtain the necessary financing.

     b)   Unit of Measurement

          Canadian currency is being used as the unit of measurement in these financial statements.

     c)   Use of Estimates

          In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

     d)   Mineral Exploration Properties and Revenue Recognition

          Costs of acquisitions of mining properties are capitalized. The company follows the cost reduction method in accounting for option payments received whereby the proceeds received reduce expenditures on the related property. When the amounts received exceed expenditures, the related property's carrying value is reduced to $1 and the excess is recorded as income.

NORTHVILLE GOLD CORP
Notes to Financial Statements
(Stated in Canadian Dollars)
November 30, 2001


2.   Summary of Significant Accounting Policies (Cont'd)

     e)   Fair Value of Financial Instruments

          The carrying amounts reflected in the balance sheets for cash, accounts receivable, advances from shareholders, accounts payable and short-term and long-term debt approximate their fair values, except as otherwise indicated.

     f)   Income Taxes

          The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

     g)   Net Loss per Common Share

          The Company calculates net loss per share based on SFAS No. 128, "Earnings Per Share". Basic loss per share is computed by dividing net loss attributable to common stockholders by the weighted average number of common shares outstanding. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

     h)   Comprehensive Loss

          SFAS No. 131 establishes standards for the reporting and display of comprehensive income and its components in the financial statements.


3.    Properties

                                                2001                     2000
                                         Accumulated              Accumulated
                                Cost    Amortization     Cost    Amortization
-----------------------------------------------------------------------------

Exploration properties      $1,660,000     $  --        $  --        $     --
                            -------------------------------------------------




Net carrying amount                        $1,660,000                $     --
                                           ----------              ----------

NORTHVILLE GOLD CORP
Notes to Financial Statements
(Stated in Canadian Dollars)
November 30, 2001

4.   Advances from Shareholders

          These advances are non-interest bearing and have no specified terms of repayment.


5.    Common Stock
                                                 2001         2000

Common Stock at no par value
   Unlimited shares authorized
   22,653,433 shares issued and outstanding   $2,047,287   $        1
                                              ----------   ----------



6.    Subsequent Events

      a)    Acquisition

          On September 20, 2002, and Northville Gold Corp (Northville) and Ripped Canada Artists Inc (RCA) entered into a Securities Exchange Agreement ("Agreement") whereby RCA acquired all of the issued and outstanding securities of Northville in exchange for equivalent securities on a one for one basis. Upon consummation, the shareholders of Northville exchanged each of their common shares for one post-consolidation common share of RCA, after giving effect to the consolidation as described in the Management Information Circular for the Special and Annual Meeting held on August 26, 2002, at an attributed value of $0.25 per Consolidated Share. Effectively, Northville acquired control of RCA, a US publicly traded company with 94.88% interest in the post consolidated securities. Accordingly, this transaction has been accounted for as a reverse takeover whereby Northville was deemed to have acquired RCA. The ongoing business will continue as that of Northville. The Acquisition was contingent upon obtaining approval from the appropriate regulatory authorities

          The security holders of Northville approved the RTO Transaction by way of the exchange of all Northville securities beneficially owned by them for consolidated securities of the Corporation contemporaneously with the completion of the RTO Transaction.

      b)    Purchase of Munro Township Property by Northville

          As a condition to and contemporaneously with the completion of the RTO Transaction, Northville purchased 280 acres of patented mining claims located in the Munro Township of Ontario (the "Munro Property") from Currah and Sons Ltd. ("CSL"). The purchase price for the Munro Property was $1,500,000 payable by the issuance of 5,000,000 shares of Northville at a deemed price of $0.25 per share to CSL by Northville immediately prior to the RTO Transaction, and the issuance by Northville of two non-interest bearing secured promissory notes in the aggregate amount of $250,000.00.

                              NORTHVILLE GOLD CORP.
                           CONSOLIDATED BALANCE SHEET
                            (PREPARED BY MANAGEMENT)

                                        Nine month Period
                                         December 1, 2001     Year Ended
                                          August 31, 2002  November 30, 2001
                                         ----------------  -----------------
                                           (unaudited)        (audited)
Assets
     Cash                                    $   11,378      $  136,050
     Properities                              1,872,500       1,660,000
                                             ----------      ----------
Total Assets                                 $1,883,878      $1,796,050
                                             ==========      ==========


Liabilities
     Accounts Payable                        $   66,071      $    8,000
     Advances from related parties               35,991              50
     Notes Payable                              337,500         225,000
                                             ----------      ----------
                                                439,562         233,050

Shareholders Equity
     Equity                                   2,550,337       2,047,287
     Deficit from operations                 (1,106,021)       (484,287)
                                             ----------      ----------
                                              1,444,316       1,563,000

Total Liabilities & Shareholders Equity      $1,883,878      $1,796,050
                                             ==========      ==========

                              NORTHVILLE GOLD CORP.
                     CONSOLIDATED STATEMENT OF PROFIT & LOSS
                            (PREPARED BY MANAGEMENT)



                                      Nine month Period
                                      December 1, 2001         Year Ended
                                       August 31, 2002      November 30, 2001
                                         ----------            ----------
                                         (unaudited)           (audited)

Revenue                                  $  100,000            $     --

Expenses
     Exploration                            515,397               364,324
     Management Fees                         65,467                65,000
     Consulting Fees                         15,300                50,500
     Professional Fees                       83,719                  --
     Gen & Admin                             21,875                   196
     Misc                                    19,976                 4,267
                                         ----------            ----------
Total Expenses                              721,734               484,287

                                         ----------            ----------
 Income (loss) for the period            $ (621,734)           $ (484,287)

Deficit, beginning of period               (484,287)                  --

Deficit, end of period                   $(1,106,021)          $ (484,287)
                                         ===========           ===========



                                      NORTHVILLE GOLD CORP.
                               CONSOLIDATED STATEMENT OF CASH FLOWS
                                     (PREPARED BY MANAGEMENT)

                                                  Nine month Period
                                                   December 1, 2001        Year Ended
                                                   August 31, 2002     November 30, 2001
                                                 -------------------  --------------------
                                                     (unaudited)           (audited)
Cash provided by (used) in
Operating activities
     Loss for the period                              $ (621,734)           $ (484,287)
     Change in non-cash operating capital
     Accounts payable and accrued liabilities             58,071                 8,000
     Notes payable                                       112,500               225,000
                                                      ----------            ----------
                                                        (451,163)             (251,287)

Financing activities
     Loans and advances from related parties              35,941                    50
     Issue of common shares                              503,050             2,047,287
                                                      ----------            ----------
                                                         538,991             2,047,337
Investing activities
     Investment in mining properities                   (212,500)           (1,660,000)


Increase (decrease) in cash and cash equivalents        (124,672)              136,050

Cash and cash equivalents, beginning of period           136,050                  --

                                                      ----------            ----------
Cash and cash equivalents, end of period              $   11,378            $  136,050
                                                      ==========            ==========



                              Northville Gold Corp.
                    Notes to the Interim Financial Statements
                 For the Nine Month Period Ended August 31, 2002




1.   Nature of Business

     Northville Gold Corp. (herein the "Company") was duly incorporated in the province of Ontario on June 26, 2000, under the Business Corporations Act (Ontario). The company is engaged in the exploration and development of gold properties.


2.   Summary of Significant Accounting Policies

      a)  Basis of Presentation

          These financial statements have been prepared in accordance with United States of America generally accepted accounting principles with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business.

          The Company has suffered operating losses during the current year and has a negative working capital and a net capital deficiency that raises doubt as to its ability to continue as a going concern. Management expects that the Company will be in a position to obtain the working capital financing required to support its business operations. The Company's continued existence as a going concern is dependent upon its ability to attain and maintain profitable operations and to obtain the necessary financing.

      b)  Unit of Measurement

          Canadian currency is being used as the unit of measurement in these financial statements.

      c)  Use of Estimates

          In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

      d)  Mineral exploration properties and Revenue recognition

          Costs of acquisitions of mining properties are capitalized. The company follows the cost reduction method in accounting for option payments received whereby the proceeds received reduce expenditures on the related property. When the amounts received exceed expenditures, the related property's carrying value is reduced to $1 and the excess is recorded as income.

                              Northville Gold Corp.
                    Notes to the Interim Financial Statements
                 For the Nine Month Period Ended August 31, 2002



     e)   Fair Value of Financial Instruments

          The carrying amounts reflected in the balance sheets for cash, accounts receivable, advances from shareholders, accounts payable and short-term and long-term debt approximate their fair values, except as otherwise indicated.

     f)   Income Taxes

          The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

      g)  Net Loss per Common Share

          The Company calculates net loss per share based on SFAS No. 128, "Earnings Per Share". Basic loss per share is computed by dividing net loss attributable to common stockholders by the weighted average number of common shares outstanding. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

      h)  Comprehensive Loss

          SFAS No. 131 establishes standards for the reporting and display of comprehensive income and its components in the financial statements.


3.    Properties

                                               2001                  2000

                                        Accumulated           Accumulated
                             Cost      Amortization     Cost Amortization


Exploration properties    $1,872,500    $     --              $1,660,000
                          ----------    ----------            ----------



Net carrying amount       $1,872,500                          $1,660,000
                          ----------                          ----------

                              Northville Gold Corp.
                    Notes to the Interim Financial Statements
                 For the Nine Month Period Ended August 31, 2002




4.   Advances from Shareholders

          These advances are non-interest bearing and have no specified terms of repayment.


5.    Common Stock

                                                          2001          2000

Common Stock at no par value
     Unlimited shares authorized
     55,000,000  shares issued and outstanding    $  2,550,337   $ 2,047,287
                                                ----------------------------


6.    Subsequent Event

On September 20, 2002, and Northville Gold Corp. (Northville) and Ripped Canada Artists Inc (RCA) entered into a Securities Exchange Agreement ("Agreement") whereby RCA acquired all of the issued and outstanding securities of Northville in exchange for equivalent securities on a one for one basis. Upon consummation, the shareholders of Northville exchanged each of their common shares for one post-Consolidation common share of RCA, after giving effect to the Consolidation as described in the Circular, at an attributed value of $0.25 per Consolidated Share. Effectively, Northville acquired control of RCA, a US publicly traded company with 94.88% interest in the post-consolidated securities. Accordingly, this transaction has been accounted for as a reverse takeover (RTO) whereby Northville was deemed to have acquired RCA. The ongoing business will continue as that of Northville and will operate under the new name Condor Gold Corp. The Acquisition was contingent upon obtaining approval from the appropriate regulatory authorities

The security holders of Northville approved the RTO transaction by way of the exchange of all Northville securities beneficially owned by them for consolidated securities of the Corporation contemporaneously with the completion of the RTO Transaction.

Purchase of Munro Township Property by Northville

As a condition to and contemporaneously with the completion of the RTO Transaction, Northville purchased 280 acres of patented mining claims located in the Munro Township of Ontario (the "Munro Property") from Currah and Sons Ltd. ("CSL"). The purchase price for the Munro Property was $1,500,000 payable by the issuance of 5,000,000 shares of Northville at a deemed price of $0.25 per share to CSL by Northville immediately prior to the RTO Transaction, and the issuance by Northville of two non-interest bearing secured promissory notes in the aggregate amount of $250,000.00.


                                                          CONDOR GOLD CORP.
                                               (Formerly Ripped Canada Artists Inc.)
                                                PRO-FORMA CONSOLIDATED BALANCE SHEET
                                                      (PREPARED BY MANAGEMENT)

                                                                                                               Pro-Forma
                                             Condor Gold Corp  Northville Gold Corp. Northville Gold Corp.  Condor Gold Corp
                                               Year to Date        Year to Date        Acquisition of         Year to Date
                                            September 20, 2002  September 20, 2002     Munroe Property     September 20, 2002
                                               -----------         -----------           ----------            -----------
                                               (unaudited)         (unaudited)             (note 3)            (unaudited)
Assets

Current Assets
     Cash                                      $        70         $     8,149          $      --              $     8,219
     Accounts Receivable                             3,012                --                                            - (note 4)
                                               -----------         -----------           ----------            -----------
                                                     3,082               8,149                 --                    8,219
Other Assets
     Organization Costs                              1,572                --                   --                    1,572
     Investment in private film production
        company                                    100,000                --                   --              $   100,000
     Investment in TV and film productions         520,794                --                   --              $   520,794
     Properties                                       --             1,872,500            1,500,000            $ 3,372,500
     Marketable Securities                          45,000                                                     $     -    (note 4)
                                               -----------         -----------           ----------            -----------
                                                   667,366           1,872,500            1,500,000              3,994,866

Total Assets                                   $   670,448         $ 1,880,649          $ 1,500,000            $ 4,003,085
                                               ===========         ===========         ============            ===========

Liabilities
     Accounts Payable                          $    58,799         $    76,573          $      --              $   126,573(note 4)
     Loans and advances from related parties        32,101              37,545                                 $    37,545(note 4&5)
     Notes Payable                                    --               337,500              250,000            $   587,500
                                               -----------         -----------           ----------            -----------
                                                    90,900             451,618              250,000                751,618

Shareholders Equity
     Shareholders' Capital                       1,456,785           2,550,337            1,250,000              4,690,637 (note 6)
     Deficit from operations                      (877,237)         (1,121,306)                 --               (1,439,170)
                                               -----------         -----------           ----------            -----------
                                                   579,548           1,429,031            1,250,000              3,251,467

Total Liabilities & Shareholders Equity        $   670,448         $ 1,880,649          $ 1,500,000            $ 4,003,085
                                               ===========         ===========          ===========            ===========


                                                     CONDOR GOLD CORP.
                                               (Formerly Ripped Canada Artists Inc.)
                                     PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND DEFICIT
                                                      (PREPARED BY MANAGEMENT)

                                                                                                                     Pro-Forma
                                               Condor Gold Corp    Northville Gold Corp.   Northville Gold Corp.  Condor Gold Corp
                                                 Year to Date         Year to Date           Acquisition of         Year to Date
                                              September 20, 2002   September 20, 2002       Munroe Property      September 20, 2002
                                               -----------           -----------             ---------            --------------
                                                 (unaudited)          (unaudited)                                    (unaudited)
Revenue                                             23,083           $   100,000             $    --              $   100,000

Expenses
     Exploration                                      --                 525,899                  --              $   525,899
     Amortization                                    6,375                                                        $      --
     Management Fees                                45,000                65,467                  --              $    65,467
     Consulting Fees                                10,500                15,300                  --              $    15,300
     Professional Fees                                --                  83,719                  --              $    83,719
     Gen & Admin                                     7,512                22,718                  --              $    22,718
     Misc                                            1,844                23,916                  --              $    23,916
                                               -----------           -----------             ---------            -----------
Total Expenses                                      71,231               737,019             $    --                  737,019

                                               -----------           -----------             ---------            -----------
 Income (loss) for the period                  $   (48,148)          $  (637,019)            $    --              $  (637,019)

 Excess of consideration over fair market
     value of assets acquired                         --                    --                    --                 (310,752)

 Write down on settlement of loans & advances                                                                           7,112

Deficit, beginning of period                      (829,089)             (484,287)                 --                 (484,287)

Deficit, end of period                         $  (877,237)          $(1,121,306)            $    --              $(1,439,170)
                                               ===========           ===========             =========            ===========

                                CONDOR GOLD CORP

                      (FORMERLY RIPPED CANADA ARTISTS INC.)

                         NOTES TO PRO-FORMA CONSOLIDATED

                             FINANCIAL STATEMENTS OF

                               SEPTEMBER 20, 2002

Note 1   Basis of Presentation

The accompanying pro forma consolidated balance sheet gives effect to the acquisition (the "Acquisition") of Northville Gold Corp ("Northville"), by Ripped Canada Artists Inc ("RCA"), In contemplation of the RTO Transaction, the shareholders of RCA at its Annual and Special Meeting held on August 26, 2002 have approved the amendment of the articles of incorporation of the Corporation to effect the Share Consolidation, and the change of the Corporation's name to "Condor Gold Corp"

The unaudited pro-forma balance sheet has been prepared by management and is based on the unaudited balance sheet of Northville and the unaudited balance sheet of RCA as at September 20, 2002 after giving effect to the following transaction:

     o The acquisition of all the issued and outstanding shares of Northville by RCA for a consideration of 60,000,000 consolidated common shares and warrants of RCA
     o The purchase of the Munroe property for $1,500,000, payable by the issuance of 5,000,000 shares of Northville and of two non-interest bearing secured promissory notes in the aggregate amount of $250,000.00.
     o The disposal of certain assets to settle advances from related parties.
     o    A change in the name to Condor Gold Corp

The accounting policies used in the preparation of the pro forma consolidated balance sheet are those disclosed in the RCA unaudited financial statements for the nine month period ended August 31, 2002 that have been filed with and can be viewed at http://www.sec.gov/

Management has determined that no adjustments are necessary to conform Northville's consolidated financial statements with the accounting policies used by RCA in the preparation of its financial statements.

The pro forma consolidated financial statements should be read in conjunction with the 8K report filed August 25, 2002, the audited financial statements of RCA as at November 30, 2001, the unaudited financial statements of RCA for the nine month period ended August 31, 2002. both filed at http://www.sec.gov/ and the audited financial statements for Northville for the period ended November 30, 2001 and the nine month period ended August 31 ,2002.


Note 2   Acquisition

On September 20, 2002, Ripped Canada Artists Inc and Northville Gold Corp entered into a Securities Exchange Agreement ("Agreement") whereby RCA acquired all of the issued and outstanding securities of Northville in exchange for equivalent securities on a one for one basis. Upon consummation, the shareholders of Northville exchanged each of their common shares for one

                                CONDOR GOLD CORP

                      (FORMERLY RIPPED CANADA ARTISTS INC.)

                         NOTES TO PRO-FORMA CONSOLIDATED

                             FINANCIAL STATEMENTS OF

                               SEPTEMBER 20, 2002

post-Consolidation common share of RCA, after giving effect to the Consolidation as described in the Circular, at an attributed value of $0.25 per Consolidated Share. Effectively, Northville acquired control of RCA, a US publicly traded company. Accordingly, this transaction has been accounted for as a reverse takeover whereby Northville was deemed to have acquired RCA. The ongoing business will continue as that of Northville. The Acquisition was contingent upon obtaining approval from the appropriate regulatory authorities. Prior to the consummation of the Acquisition, the common shares of RCA then issued and outstanding were consolidated into 3,237,200 Consolidated Shares.

For accounting purposes only, the acquisition is treated as an acquisition by Northville of RCA because it leaves the former shareholders of Northville with the majority of the shares of RCA. On this basis of accounting:

     o Northville is deemed to be the purchaser. Accordingly its assets and liabilities as at September 20, 2002 are brought forward at their book values.
     o RCA is deemed to be the acquired company and accordingly its assets and liabilities are brought forward at their fair market values as at September 20,2002.

Assets
Cash                                                $     70
Accounts Receivable                                    3,012
Organization Costs                                     1,572
Investment in
         private film production company             100,000
         TV and film productions                     529,794
Marketable Securities                               $ 45,000
                                                    --------
Total assets                                        $670,448
Liabilities
Accounts Payable and accrued liabilities            $ 58,799
Loans and advances from related parties             $ 32,101
                                                    --------
Total Liabilities                                   $ 90,900

Net Assets acquired                                 $579,548
Consideration                                       $890,300
                                                    --------
Excess of consideration over fair market
value of assets acquired                            $310,752
                                                    --------

                                CONDOR GOLD CORP

                      (FORMERLY RIPPED CANADA ARTISTS INC.)

                         NOTES TO PRO-FORMA CONSOLIDATED

                             FINANCIAL STATEMENTS OF

                               SEPTEMBER 20, 2002


Note 3   Purchase of Munro Township Property by Northville

As a condition to and contemporaneously with the completion of the RTO Transaction, Northville purchased 280 acres of patented mining claims located in the Munro Township of Ontario from Currah and Sons Ltd. The purchase price for the Munro Property was $1,500,000 payable by the issuance of 5,000,000 shares of Northville at a deemed price of $0.25 per share to CSL by Northville immediately prior to the RTO Transaction, and the issuance by Northville of two non-interest bearing secured promissory notes in the aggregate amount of $250,000.00.



Note 4   Write off of Assets
(a) To settle the advances from related parties, certain assets and associated liabilities were excluded from the transaction and written off at a net cost to the company

         Accounts Receivable                                           3,012
         Marketable Securities                                        4,5000
         Accounts Payable and accrued liabilities                     (8,799)
         Loans and advances from related parties                     (32,101)
                                                              ---------------
         Total write off and adjustments                      $        7,112
                                                              --------------


Note 5   Loans and Advances from Related Parties

     o Loans and advances in the amount of $ 37,545 are unsecured and non-interest bearing with no specific due date.


Note 6   Share Capital

     o    Authorized
          Unlimited number of common shares

     o    Issued and outstanding

                                                     Number        Value
                                                  -----------   -----------
Book value of shares of Northville                 55,000,000   $ 2,550,337
Purchase of Munroe property                         5,000,000   $ 1,250,000
Fair market value of net assets of RCA              3,237,200   $   890,300
                                                  -----------   -----------
                                                   63,237,200   $ 4,690,637
                                                  -----------   -----------

Note 7   Other Events

Proposed Gold Loan Transaction

Northville has issued an option to acquire 12,000,000 common shares and 8,000,000 common share purchase warrants (the "Gold Option") to be held in trust in relation to a proposed financing transaction whereby certain lenders will provide Northville with a gold loan of up to $4,000,000, which will be secured by a first charge on certain personal property of Northville, conditional on among other things the transfer of the Gold Option to the lender(s).

Proposed Private Placement

Within 30 days of the completion of the RTO Transaction, 1535698 Ontario Inc. ("Newco"), a company incorporated by Nicholas Weir and at arm's length to Northville and the Corporation, may arrange for a private placement (the "Private Placement") of up to U.S. $1,750,000 in units of Newco, each unit composed of one common share and one common share purchase warrant at a price of U.S. $0.35 per unit. The warrant and any resulting common share will be exercisable at U.S. $0.65 per share. There will be a forced exercise of the warrant at the insistence of the Corporation at any market price at or in excess of U.S. $1 per share. Upon completion of the Private Placement, the Corporation has agreed that the common shares and warrants of Newco will ultimately be exchanged one for one for common shares and warrants of the Corporation.

New Stock Symbol

Effective October 4, 2002 Condor received its new stock symbol, CDRGF which is reported on the U.S. Pink Sheets

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURUSANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Alexander Stewart, Chief Executive Officer of Condor Gold Corp. (the "Company") certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Amended Current Report of the Company on Form 8-K/A presenting the pro-forma consolidated financial statements of the Company as of September 20, 2002 after giving effect to the acquisition of Northville Gold Corp. ("Northville"), the audited financial statements of Northville for the financial years ended November 30, 2000 and November 30, 2001 and the interim financial statements of Northville for the nine months ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



         Condor Gold Corp.


         /s/ Alexander Stewart
         Chief Executive Officer
         December 4, 2002

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURUSANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Stephen Stewart, Treasurer of Condor Gold Corp. (the "Company") certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Amended Current Report of the Company on Form 8-K/A presenting the pro-forma consolidated financial statements of the Company as of September 20, 2002 after giving effect to the acquisition of Northville Gold Corp. ("Northville"), the audited financial statements of Northville for the financial years ended November 30, 2000 and November 30, 2001 and the interim financial statements of Northville for the nine months ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



         Condor Gold Corp.


         /s/ Stephen Stewart
         Treasurer
         December 4, 2002